SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C.   20549

                         ________________

                             FORM 8-K
                         ________________

                          Current Report
                Pursuant to Section 13 or 15(d) of the
                   Securities Exchange Act of 1934


Date of Report (Date of earliest event reported):   July 22, 1996
                                                   ---------------

                     ATLANTIC RICHFIELD COMPANY
        ------------------------------------------------------
        (Exact name of registrant as specified in its charter)


                               Delaware
        ------------------------------------------------------
            (State or other jurisdiction of incorporation)


              1-1196                                  23-0371610
      ------------------------                    ------------------
      (Commission File Number)                      (IRS Employer
                                                  Identification No.)


  515 South Flower Street, Los Angeles, California         90071
  ------------------------------------------------      -----------
      (Address of principal executive offices)          (Zip Code)


Registrant's telephone number, including area code:  (213) 486-3511
                                                   ------------------

                            Not Applicable
    -------------------------------------------------------------
    (Former name or former address, if changed since last report)

Item 5.  Other Events.

     Press Release, dated July 22, 1996, announcing management changes effective immediately.


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



                             SIGNATURE


     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           ATLANTIC RICHFIELD COMPANY


                                              s/ ALLAN L. COMSTOCK
                                          _______________________________
                                                 Allan L. Comstock
                                           Vice President and Controller


Dated:  July 22, 1996


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